                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                 April 28, 1998


                            NETWORKS ASSOCIATES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

     0-20558                                              77-0316593
---------------------                       ------------------------------------
(Commission File No.)                       (IRS Employer Identification Number)



                               3965 Freedom Circle
                          Santa Clara, California 95054
                    ----------------------------------------
                    (Address of Principal Executive Offices)



                                 (408) 988-3832
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 2.        Acquisition or Disposition of Assets

        On April 28, 1998, Networks Associates, Inc., a Delaware corporation ("Networks"), and Trusted Information Systems, Inc., a Delaware corporation ("Trusted"), completed a merger (the "Merger") pursuant to which Thor Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Networks, was merged with and into Trusted, and Trusted became a wholly-owned subsidiary of Networks.

Item 7. Financial Statements and Exhibits

        (a)     Exhibits

        2.1 Agreement and Plan of Reorganization by and among Networks Associates, Inc., Trusted Information Systems, Inc., and Thor Acquisition Corp, dated February 22, 1998.

                Incorporated by reference in the Registration Statement on Form S-4, filed by Networks Associates, Inc. on March 25, 1998.

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NETWORKS ASSOCIATES, INC.


Dated:  April 29, 1998                       By: /s/ PRABHAT K. GOYAL
                                                ------------------------
                                                Prabhat K. Goyal
                                                Chief Financial Officer

                            NETWORKS ASSOCIATES, INC.


                           CURRENT REPORT ON FORM 8-K

                                INDEX TO EXHIBITS




Exhibit No.         Description
-----------         -----------
    2.1             Agreement and Plan of Reorganization by and among Networks Associates, Inc.,
                    Trusted Information Systems, Inc., and Thor Acquisition Corp., dated February
                    22, 1998.

                    Incorporated by reference in the Registration Statement on Form S-4, filed by
                    Networks Associates, Inc. on March 25, 1998.